UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 1, 2010

TIGRENT INC.

(Exact name of registrant as specified in its charter)

COLORADO	0-27403	84-1475486
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

1612 East Cape Coral Parkway, Cape Coral Florida 33904

(Address of principal executive offices)

(239) 542-0643

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02  Termination of a Material Definitive Agreement.

On April 1, 2010, SCB Building, LLC (“Seller”), an affiliate of Tigrent Inc. (the “Company”), terminated its agreement to sell its Note Receivable (as defined herein) to 250 Block Group, LLC (“Purchaser”) upon notice from Purchaser that it would not close on the purchase of the Note Receivable on April 1, 2010 because Purchaser did not have sufficient funds to complete its acquisition pursuant to the Sale and Purchase Agreement (“Purchase Agreement”) dated February 10, 2010 between Seller and Purchaser.  Seller is the holder of a note receivable (“Note Receivable”) dated November 1, 2005 issued by 250 North Orange Avenue, LLC, as amended on January 4, 2006.   For more information regarding the Purchase Agreement, please refer to the Company’s Form 8-K filed with the Securities and Exchange Commission (“SEC’) on February 16, 2010.  Pursuant to the terms of the Purchase Agreement, the anticipated closing date was extended to until April 1, 2010, however, Purchaser did not provide the second deposit in the amount of $465,000 as required by the Purchase Agreement and the Company waived this requirement.  The Company kept the original $25,000 deposit which the Purchaser provided on February 10, 2010, the date the Purchase Agreement was signed by the Seller and the Purchaser.

Item 8.01               Other Events.

The Company is continuing its negotiations with Rich Dad Operating Company, LLC and Rich Dad Global, LLC (collectively, the “Rich Dad Parties”) to amend and  restructure the agreements pursuant to which the Company licenses and operates the Rich Dad brand.   The Company expects to enter into definitive restructuring agreements with the Rich Dad Parties on or before April 12, 2010. There can be no assurances that the Company and the Rich Dad Parties will be able to finalize these agreements by April 12, 2010.

Cautionary Information Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements which are based upon the Company’s current expectations and involve a number of risks and uncertainties. Those forward-looking statements include all statements that are not historical statements of fact and those regarding the intent, belief or expectations of the Company, including, without limitation, the Company’s ability to enter into definitive restructuring agreements with the Rich Dad Parties on or before April 12, 2010. In order for the Company to utilize the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, investors are hereby cautioned that certain factors may affect these forward-looking statements, including (i) the ability of the Company and the Rich Dad Parties to agree on the terms of definitive restructuring agreements and execute the definitive documentation on or before April 12, 2010 and (ii) additional risks which are identified in the Company’s SEC filings, including but not limited to Company’s Annual Report on Form 10-K for the year ended December 31, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 7, 2010	TIGRENT INC.

/s/ Steven C. Barre
Steven C. Barre
Interim Chief Executive Officer